Exhibit 23.1

                               CONSENT OF KPMG LLP






The Board of Directors
Del Webb Corporation:


We consent to the use of our report incorporated herein by reference.


                                                   /s/ KPMG LLP



Phoenix, Arizona
April 6, 2001